UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2006

UNITED STATIONERS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10653	36-3141189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Golf Road Des Plaines, Illinois		60016-1267
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 699-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

United Stationers Inc.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On February 21, 2006, the Registrant was notified that Alex D. Zoghlin will resign from its Board of Directors immediately after its annual stockholders meeting on May 10, 2006. On February 27, 2006, the Registrant issued a press release announcing the resignation of Mr. Zoghlin, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1*	Press Release, dated February 27, 2006, announcing the resignation of Alex D. Zoghlin from the Registrant’s Board of Directors.

*	- Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: February 27, 2006	/s/ Kathleen S. Dvorak
Kathleen S. Dvorak
Senior Vice President
and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release, dated February 27, 2006, announcing the resignation of Alex D. Zoghlin from the Registrant’s Board of Directors.

* - Included herewith.

3